                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS  ASSIGNMENT AND ASSUMPTION  AGREEMENT (the  "Agreement"),  is dated  January 30,
2007,  between Goldman Sachs Mortgage Company,  a New York limited  partnership  ("Assignor"), and Residential Funding Company, LLC, a Delaware limited liability company ("Assignee").

        For and in  consideration  of the  purchase  price as agreed upon by the  Assignor and
Assignee and other  valuable  consideration  the receipt and  sufficiency  of which hereby are acknowledged,  and of the mutual covenants herein  contained,  the parties hereto hereby agree as follows:

        1.     The  Assignor  hereby  grants,  transfers  and assigns to  Assignee  all of the right,  title and  interest  of the  Assignor,  in and to the  mortgage  loans  identified  on
Schedule A hereto (the "Mortgage  Loans"),  including,  without  limitation,  all interest and principal  received on or with  respect to the  Mortgage  Loans after  January 1, 2007,  other than  scheduled  payments of principal  and  interest  due on the Mortgage  Loans on or before
January 1, 2007.

        2.     Concurrently  with the  execution  and delivery  hereof,  the  Assignor  hereby grants,  transfers  and assigns to Assignee,  with respect to the Mortgage  Loans,  all of the right,  title and  interest  of the  Assignor  in, to and under that  certain  Assignment  and
Conveyance  dated as of December 28, 2006  pursuant to the Standard  Terms and  Provisions  of
Sale and Servicing  Agreement,  Adjustable Rate Mortgage Loans dated as of September 29, 2005, as amended by  Amendment  No. 1 to the Standard  Terms and  Provisions  of Sale and  Servicing
Agreement,  dated as of June 26, 2006,  Amendment No. 2 to the Standard  Terms and  Provisions
of Sale and  Servicing  Agreement,  dated as of  October  6, 2006 and  Amendment  No. 3 to the
Standard Terms and Provisions of Sale and Servicing  Agreement,  dated as of December 28, 2006
(the "Servicing  Agreement") by and between Residential  Funding Company,  LLC, formerly known as  Residential  Funding  Corporation,  and Goldman  Sachs  Mortgage  Company and that certain
Custodial  Agreement  (the  "Custodial  Agreement),  dated  December  7,  2006  by  and  among
Residential  Funding  Company,  LLC,  Goldman  Sachs  Mortgage  Company  and Wells  Fargo Bank
National Association, as custodian.

        3.     Capitalized   words  and  phrases  used  but  not  otherwise  defined  in  this
Assignment and Assumption  Agreement  shall have the respective  meanings  assigned to them in the Servicing Agreement.

                4. Concurrently with the execution and delivery hereof, Assignor hereby assigns to the Assignee  without  recourse  all of its right,  title and interest in and to the
        Mortgage Loans, including all interest and principal received on or with respect to the
        Mortgage  Loans after January 1, 2007 (other than  scheduled  payments of principal and interest due on the Mortgage Loans on or before January 1, 2007). In  consideration  of such assignment, Assignor or its designee will receive from the Assignee in immediately available funds an amount equal to $179,601,737.95.  In connection with such assignment and at the Assignee's direction, Assignor has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed  Mortgage Note) to the order of the
        Trustee and, except with respect to any MERS Mortgage Loan,  delivered an assignment of mortgage in recordable form to the Trustee or its agent.

               5.     The  Assignor  warrants  and  represents  to, and  covenants  with,  the
Assignee that:

a.      Assignor is a limited  partnership  duly formed and validly existing under the laws of the  State  of New  York  with  full  power  and  authority  to enter  into  and  perform  its obligations under the Sale and Servicing Agreement and this Agreement;

b.      This  Agreement has been duly executed and  delivered by Assignor,  and,  assuming due authorization,  execution  and delivery by each of the other  parties  hereto,  constitutes  a legal,  valid and binding  agreement of Assignor,  enforceable  against it in accordance  with its terms, subject to bankruptcy,  insolvency,  reorganization,  moratorium,  or other similar laws affecting  creditors' rights generally and to general  principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

c.      The  execution,  delivery  and  performance  by  Assignor  of this  Agreement  and the consummation of the  transactions  contemplated  hereby do not require the consent or approval of,  the  giving of notice to, the  registration  with,  or the taking of any other  action in respect of, any state, federal or other governmental  authority or agency,  except such as has been obtained, given, effected or taken prior to the date thereof;

d.      The  execution  and  delivery  of this  Agreement  have  been duly  authorized  by all necessary  corporate  action on the part of Assignor;  neither the  execution  and delivery by
Assignor of this  Agreement,  nor the  consummation  by Assignor  of the  transactions  herein contemplated,  nor  compliance by Assignor with the provisions  hereof,  will conflict with or result in a breach of, or constitute a default  under,  any of the provisions of the governing documents of Assignor or any law,  governmental  rule or regulation or any material  judgment, decree or order  binding on Assignor or any of its  properties,  or any of the  provisions  of any  material  indenture,  mortgage,  deed of trust,  contract  or other  instrument  to which
Assignor is a party or by which it is bound;

e.      There are no actions,  suits or proceedings  pending or, to the knowledge of Assignor, threatened,  before or by any court,  administrative  agency,  arbitrator or governmental body
(A)  with  respect  to any of the  transactions  contemplated  by this  Agreement  or (B) with respect to any other matter that in the judgment of Assignor will be  determined  adversely to
Assignor  and will if  determined  adversely  to  Assignor  materially  adversely  affect  its ability to perform its obligations under this Agreement;

f.      Immediately  prior to the assignment of the Mortgage  Loans to the Assignee,  Assignor had good  title  to,  and was the sole  owner  of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related compensation  and,  with respect to certain  Mortgage  Loans,  the monthly  payment due on the first Due Date  following  the  Cut-off  Date),  and no action  has been taken or failed to be taken by Assignor that would materially  adversely affect the  enforceability  of any Mortgage
Loan or the interests therein of the Assignee;

g.      The  Assignor  has not  received  notice of,  and has no  knowledge  of, any  offsets, counterclaims  or other  defenses  available  to the Assignee  with  respect to the  Servicing
Agreement or the Mortgage Loans;

h.      Assignor has not waived or agreed to any waiver  under,  or agreed to any amendment or other  modification  of, the Servicing  Agreement  (except for any amendments or modifications with  respect  to the  Mortgage  Loans  set forth in the  Assignment,  as  applicable)  or the
Mortgage Loans,  including without limitation the transfer of the servicing  obligations under the Servicing  Agreement.  Assignor has no knowledge  of, and has not received  notice of, any
waivers  under  or  amendments  or  other   modifications  of  or  assignments  of  rights  or
obligations under the Servicing Agreement or the Mortgage Loans;

i.      Neither  the  Assignor  nor  anyone  acting on its behalf  has  offered,  transferred, pledged,  sold,  or otherwise  disposed of the Mortgage  Loans or any interest in the Mortgage
Loans to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Mortgage  Loans or any interest in the Mortgage  Loans from,  or otherwise  approached  or negotiated  with respect to the Mortgage  Loans,  any interest in the Mortgage Loans with, any
Person in any manner, or made any general  solicitation by means of general  advertising or in any other  manner,  or taken any other action which would  constitute  a  distribution  of the
Mortgage Loans under the Securities Act of 1933 (the  "Securities  Act") or which would render the  disposition  of the  Mortgage  Loans a violation  of Section 5 of the  Securities  Act or require registration pursuant thereto;

j.      Each  Mortgaged  Property  is free of  damage  and in good  repair  and no  notice  of condemnation  has been given with  respect to any  pending or  threatened  proceeding  for the total or partial  condemnation  of the Mortgaged  Property,  and the Assignor knows of nothing involving any Mortgaged  Property  that could  reasonably be expected to materially  adversely affect the value or marketability of any Mortgaged Property;

k.      Except  for the  sale to the  Assignee,  Assignor  has not  assigned  or  pledged  any
Mortgage Note or the related Mortgage or any interest or participation therein;

l.      Assignor  has not  satisfied,  canceled,  or  subordinated  in whole  or in  part,  or rescinded  the Mortgage,  and Assignor has not released the  Mortgaged  Property from the lien of the  Mortgage,  in whole or in part,  nor has Assignor  executed an  instrument  that would effect  any  such  release,  cancellation,  subordination,  or  rescission.  Assignor  has not released  any  Mortgagor,  in  whole or in  part,  except  in  connection  with an  assumption agreement  or other  agreement  approved by the related  federal  insurer,  to the extent such approval was required; and

m.      None of the  Mortgage  Loans were 30 or more days  delinquent  in payment of principal and interest as of as of January 1, 2007;

n.      Subject to clause (m) above as respects  delinquencies,  there is no default,  breach, violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default, breach,  violation or event of acceleration,  and no such default,  breach, violation or event of  acceleration  was waived by Assignee or by any other  entity  involved in  originating  or servicing a Mortgage Loan;

o.      There is no delinquent tax or assessment lien against any Mortgaged Property;

p.      There are no  mechanics'  liens or claims for work,  labor or material  affecting  any
Mortgaged  Property  which  are or may be a lien  prior  to,  or equal  with,  the lien of the related  Mortgage,  except  such liens  that are  insured  or  indemnified  against by a title insurance policy;

q.      No instrument  of release or waiver has been executed in connection  with the Mortgage
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Mortgage Loan; and

r.      Assignor  shall  indemnify  the  Assignee  and  hold it  harmless  against  any  loss, liability  or expense  incurred in  connection  with any claim,  demand,  defense or assertion based on or grounded  upon or  resulting  from,  a breach of the  Assignor's  representations, warranties and covenants set forth in this Assignment and Assumption Agreement

        No representation  and warranty by Assignor  hereunder  constitutes a waiver of any of the rights of Assignor with respect to the  representations  and  warranties of Assignee under the Servicing Agreement.

        6.     The Assignee warrants and represents to, and covenants with, the Assignor that:

a.      The  Assignee  agrees  to be  bound,  as  Owner  by all of the  terms,  covenants  and conditions  of the Mortgage  Loans and the  Custodial  Agreement  with respect to the Mortgage
Loans and from and after the date  hereof,  the  Assignee  assumes  for the benefit of each of the Assignor  and the Assignee all of the  Assignor's  obligations  as Owner  thereunder  with respect to the Mortgage Loans;

b.      The  Assignee  is either  (i) not an  employee  benefit  plan that is  subject  to the
Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986 (the "Code") (a "Plan") and not a Person  acting,  directly or  indirectly,  on behalf of or  investing  with  "plan  assets"  of any such Plan or (ii) an employee  benefit plan that is subject to ERISA and the  assignment  contemplated  herein does not constitute and will not result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code; and

c.      The Assignee  shall  indemnify  the  Assignor  and hold it harmless  against any loss, liability  or expense  incurred in  connection  with any claim,  demand,  defense or assertion based on or grounded  upon or  resulting  from,  a breach of the  Assignee's  representations, warranties and covenants set forth in this Assignment and Assumption Agreement.

                                   [Signature Page Follows]

               IN  WITNESS  WHEREOF,  the  parties  have  entered  into  this  Assignment  and
Assumption Agreement on the date first written above.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By: __________________________________
                                            Name:  Joseph Orning
                                            Title:    Associate

                                            GOLDMAN SACHS MORTGAGE COMPANY

                                            By:  Goldman Sachs Real Estate Funding Corp.,
                                                its General Partner

                                            By:___________________________________
                                            Name:
                                            Title:

                                          SCHEDULE A

                               Mortgage Loans Purchased On [ ]

                                      [On file with RFC]

                                          SCHEDULE B

                               Schedule of Mortgage Loans with
                                   Defective Mortgage Files

                                        (See attached)